                                                                    EXHIBIT 23.2

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 8, 2001, included in AFC Enterprises, Inc.'s Prospectus filed March 2, 2001.

                                                         /s/ ARTHUR ANDERSEN LLP


Atlanta, Georgia
February 28, 2001